SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 17, 1998



                                  EXEL LIMITED
                 ----------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


       Cayman Islands                 1-10804              Application Pending
----------------------------       ------------            -------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


Cumberland House, 1 Victoria Street, Hamilton, Bermuda              HM 11
-------------------------------------------------------          -----------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (441) 292-8515
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On August 17, 1998, EXEL Limited ("EXEL") issued the press release attached as Exhibit 99.1 announcing the final results of the cash election portion of its recently completed merger.























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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits
                  --------

Exhibit           Description
-------           -----------

99.1              Text of press release, dated August 17, 1998, issued by EXEL
                  Limited.




















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 17, 1998

                                  EXEL LIMITED



                                  By:/s/Michael Siese
                                     Michael Siese
                                     Senior Vice President
















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
                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1             Text of press release, dated August 17, 1998, issued by EXEL
                 Limited.





















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